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                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC 20549

                                  FORM 8-K

                               CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 17, 1995

                            FRONTIER CORPORATION
           (Exact name of registrant as specified in its charter)

         New York              1-4166            16-0613330
   (State or other          (Commission        (IRS Employer
    jurisdiction of          File Number)    Identification No.)
    incorporation)

180 South Clinton Avenue, Rochester, New York        14646
(Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code  (716) 777-7100

Item 2   Acquisition
- ------   ------------

     Frontier Corporation ("Frontier") has finalized the acquisition of American Sharecom, Inc. ("ASI"), a long distance company headquartered in Minneapolis, Minnesota. Frontier's acquisition of all of the outstanding shares of ASI, held by its two shareholders, Steven C. Simon and James J. Weinert, was completed as of the close of business on Friday, March 17, 1995. Financial Statements pursuant to Form 8-K Item 7 for Frontier and ASI were filed with the Commission on Form 8-K on February 13, 1995.

     As permitted by General Instruction F to Form 8-K, the
Registrant incorporates by reference the information contained in the press release which is filed as an Exhibit to this Report on Form 8-K.


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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.


                                       Frontier Corporation
                                           (Registrant)


Dated:  March 22, 1995             By:  /s/Josephine S. Trubek
                                       -------------------------
                                       Josephine S. Trubek
                                       Corporate Secretary
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                     EXHIBIT INDEX



Exhibit Number      Description
- --------------      ---------------

     2-1            Stock Acquisition Agreement   Filed herewith

     2-2            Registration Rights Agreement Filed herewith

      99            Press Release dated           Filed herewith
                    March 20, 1995
                    regarding finalization
                    of purchase of American
                    Sharecom, Inc.